UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 6, 2006

CNET Networks, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-20939	13-3696170
(Commission File Number)	(IRS Employer Identification Number)

235 Second Street

San Francisco, CA 94105

(Address of principal executive offices including zip code)

(415) 344-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02	Results of Operations and Financial Condition.

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.

On February 6, 2006, CNET Networks, Inc. (CNET) announced via press release CNET’s preliminary results for its fourth quarter and year ended December 31, 2005. A copy of CNET’s press release is attached hereto as exhibit 99.1 and is incorporated herein by reference.

ITEM 7.01	Regulation FD Disclosure.

On February 6, 2006, CNET issued a press release. A copy of the press release is furnished as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

The following exhibits are furnished with this report on Form 8-K:

99.1	Press release dated February 6, 2006 by CNET Networks, Inc.

99.2	Press release dated February 6, 2006 by CNET Networks, Inc.

EXHIBIT INDEX

Exhibit Number	Title

99.1	Press release dated February 6, 2006 by CNET Networks, Inc.

99.2	Press release dated February 6, 2006 by CNET Networks, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2006

CNET Networks, Inc.

By:	/s/George E. Mazzotta
Name: George E. Mazzotta
Title: Chief Financial Officer